UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  March 27, 2003


            TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC.
            ------------------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 814-139

          Delaware                            94-3266666
- -------------------------------     ---------------------------------
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

1107 Investment Blvd., Suite 180
El Dorado Hills, California                                      95762
-----------------------------------------                       --------
(Address of principal executive offices)                       (Zip Code)

                              (916) 941-1400
             --------------------------------------------------
            (Registrant's telephone number, including area code)

Item 5.           Other Events

                  On Friday, March 14, 2003, a Special Meeting of Investors of Technology Funding Venture Capital Fund VI, LLC, was convened at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m. local time. The final vote counts for the proposals in the Proxy Statement that accompanied the Notice of Meeting are attached as Exhibit 99.1 hereto and are incorporated by reference into this Report.

Item 7.           Financial Statements, Pro Forma Financial Information
                  And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1     Proxy Vote for Meeting of Investors
                                    of Technology Funding Venture Capital
                                    Fund VI, LLC, on March 14, 2003






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Investment Managers


  Date:  March 27, 2003              By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.

                            EXHIBIT INDEX

Exhibits
- - --------
99.1 Proxy Vote for Meeting of Investors of Technology Funding Venture Capital Fund VI, LLC, on March 14, 2003

               TECHNOLOGY FUNDING VENTURE CAPITAL FUND VI, LLC

                     Proxy Vote for Meeting of Investors
                              March 14, 2003

          Proxy Solicited by the Independent Directors of the Fund

The Inspector of Election for the Special Meeting of the Investors of Technology Funding Venture Capital Fund VI, LLC, (the "Fund") held at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, at 9:00 a.m. local time, on Friday, March 14, 2003, reports the vote tallies for the following proposals:

1. Dissolution and termination of the Fund prior to the expiration of its term.

FOR: 4,667     AGAINST: 490     ABSTAIN: 0
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2.   Withdrawal of the Fund's election to be treated as a business development company.

FOR: 4,642     AGAINST: 515     ABSTAIN: 0
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3.   Approval of the sale or abandonment of the Fund's remaining assets.

FOR: 4,667     AGAINST: 490     ABSTAIN: 0
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4.   Ratification of the Independent Directors' appointment of Grant Thornton as independent certified public accountants of the Fund.

FOR: 4,937     AGAINST: 220     ABSTAIN: 0
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